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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-5


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Section 7.3 Indenture                                                                Distribution Date:                  5/17/2004
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(i)     Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                             0.00
          Class B Principal Payment                                             0.00
          Class C Principal Payment                                             0.00
                    Total

        Amount of the distribution allocable to the principal on the Notes per
        $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                             0.00
          Class B Principal Payment                                             0.00
          Class C Principal Payment                                             0.00
                      Total

(ii)    Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                               910,933.33
          Class B Note Interest Requirement                                88,977.78
          Class C Note Interest Requirement                               161,600.00
                Total                                                   1,161,511.11

        Amount of the distribution allocable to the interest on the Notes per
        $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                  1.08444
          Class B Note Interest Requirement                                  1.27111
          Class C Note Interest Requirement                                  1.79556

(iii)   Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                 840,000,000
          Class B Note Principal Balance                                  70,000,000
          Class C Note Principal Balance                                  90,000,000

(iv)    Amount on deposit in Owner Trust Spread Account                10,000,000.00

(v)     Required Owner Trust Spread Account Amount                     10,000,000.00
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                                                 By:
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                                                 Name:  Patricia M. Garvey
                                                 Title: Vice President